VICTORY GLOBAL NATURAL RESOURCES FUND

IMPORTANT NOTICE REGARDING CHANGE OF INVESTMENT POLICY

Supplement dated February 25, 2021

to the Prospectus dated May 1, 2020, as supplemented

Change in Investment Policy and Fund Name

This notice is to inform you that on February 23, 2021, the Board of Trustees (the "Board") of Victory Portfolios (the "Trust") approved proposals to change the name of the Victory Global Natural Resources Fund (the "Fund") to the "Victory Global Energy Transition Fund," and certain related changes to the investment strategy of the Fund as described further below.

The Fund currently has a non-fundamental investment policy of investing, under normal circumstances, at least 80% of its assets in securities of companies that SailingStone Capital Partners LLC, the Fund's sub-adviser ("SailingStone"), considers to be principally engaged in natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.

The Fund's new non-fundamental investment policy provides that the Fund will invest, under normal circumstances, at least 80% of its assets in securities of companies that SailingStone considers to be principally engaged in natural resources industries that will be required for the energy transition. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States. The Fund considers "energy transition" to mean efforts designed to achieve a fully decarbonized global energy footprint and to address global energy poverty (e.g., a lack of access to affordable, sustainable energy service). To pursue this strategy, the Fund will focus on companies in energy transition-related natural resource industries, i.e. those companies that provide the raw materials and infrastructure necessary to create energy systems with a net zero greenhouse gas emission profile.

THE FUND EXPECTS THESE CHANGES TO TAKE EFFECT ON MAY 1, 2021, SUBJECT TO REVIEW AND COMMENT BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION.

SailingStone Change of Control and Shareholder Vote

SailingStone, a registered investment adviser specializing in the global natural resources sector, currently serves as the investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between Victory Capital and SailingStone (the "Sub-Advisory Agreement"). On or about May 31, 2021, Pickering Energy Partners LP ("Pickering"), a registered investment adviser specializing in energy-focused investment management, expects to acquire all of the outstanding equity interests of SailingStone ("Transaction"), resulting in a change of control of SailingStone that will constitute an "assignment" of the Sub-Advisory Agreement. Under the terms of the Sub- Advisory Agreement, this event will result in the automatic termination of the Sub-Advisory Agreement.

In anticipation of the Transaction, the Board has approved a new Sub-Advisory Agreement ("New Agreement") between Victory Capital and SailingStone to take effect upon the closing of the Transaction, subject to shareholder approval of the New Agreement.

In order to provide for continuity of sub-advisory services by SailingStone to the Fund after the Transaction, shareholders of record as of March 8, 2021, will be asked to approve the New Agreement on substantially the same terms as the existing Sub-Advisory Agreement at a special shareholder meeting to be held in the second quarter of 2021.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.